UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report:  November 18, 2005
               (Date of earliest event reported)


                    COGNITRONICS CORPORATION
     (Exact name of registrant as specified in its charter)


     New York             1-8496            13-1953544
(State of            (Commission           (IRS employer
Incorporation)       File Number)         Identification No.)



    3 Corporate Drive, Danbury, CT             06810
(Address of principal executive offices)    (Zip Code)




                          203 830-3400
                 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 2.01. Completion of Acquisition or Disposition of Assets

   On October 28, 2005, the Company announced that it entered into an agreement to acquire ThinkEngine Networks, Inc., a Delaware corporation ("ThinkEngine") pursuant to an Agreement and Plan of Merger. On November 18, 2005, the Company completed its acquisition of ThinkEngine from ThinkEngine's Principal Securityholders. ThinkEngine is a provider of TDM and IP capable conferencing bridges and media servers to the telecommunications industry

   The Company paid ThinkEngine's Principal Securityholders
1,149,705 shares of the Company's common stock, par value $0.20 per share, $1,250,000 in cash and a note in the principal amount of $300,000.


Item 9.01. Financial Statements and Exhibits

   (a) Financial statements for ThinkEngine Networks, Inc. will by filed by amendment to this Form 8-K as soon as practicable but no later than January 28, 2006.

   (b) Exhibits

2.1 Agreement and Plan of Merger, dated as of October 28, 2005, among Cognitronics Corporation, TN Acquisition Corporation,
      ThinkEngine Networks, Inc. and its Principal Securityholders.


				SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on November 22, 2005.

                                            Cognitronics Corporation
                                                  REGISTRANT

                                            by:/S/Garrett Sullivan
                                               -------------------
                                               Garrett Sullivan,
                                               Treasurer And Chief
                                               Financial Officer

				INDEX TO EXHIBITS

Exhibit	Description.

 2.1 Agreement and Plan of Merger, dated as of October 28, 2005, Among Cognitronics Corporation, TN Acquisition Corporation, ThinkEngine Networks, Inc. and its Principal Securityholders (Exhibit 2.1 to Current Report on Form 8-K dated October 28, 2005 and included herein by reference)